Valneva SE 20-F

Exhibit 10.13

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE J	PAGE 1 OF 2
2. AMENDMENT/MODIFICATION NO. P00001		3. EFFECTIVE DATE See Blk. 16C	4. REQUISITION/PURCHASE REQ. NO See Block 14	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE		7. ADMINISTERED BY (if other than Item 6)	CODE	SPE2DP
DLA TROOP SUPPORT MEDICAL SUPPLY CHAIN PHARM FSA 700 ROBBINS AVENUE PHILADELPHIA PA 19111 USA Initiator [***] PCPQBC3 Tel 215-737-3978 FAX 215-737-3276 Email [***]			DLA TROOP SUPPORT MEDICAL SUPPLY CHAIN PHARM FSA 700 ROBBINS AVENUE PHILADELPHIA PA 19111 USA
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) VALNEVA USA, INC 910 CLOPPER RD STE 160S GAITHERSBURG MD 20878-1361 USA			(X)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. SPE2DP-20-D-0005
CODE 43FM1	FACILITY CODE		10B. DATED (SEE ITEM 13) 2020 Sep 09
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) FAR 52.217-9 Option to Extend the Term of the Contract and mutual agreement
E. IMPORTANT: Contractor ☐ is NOT, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) See Continuation Sheet
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) [***] [***]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***]
15B. CONTRACTOR/OFFEROR /s/ [***]	15C. DATE SIGNED Aug 30, 2021	16B. UNITED STATES OF AMERICA /s/ [***]	16C. DATE SIGNED 9/2/2021
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous Edition Unusable	Prescribed by GSA FAR (48 CFR)

/s/ [***]

[***] 31 AUG 2021

[***]

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED: SPE2DP-20-D-0005 / P00001	PAGE 2 OF 2 PAGES

A. Option 1 is hereby exercised effective for the period of September 2, 2021 through September 1, 2022.

B. Option Year 1 quantities are hereby changed from [***] doses minimum and [***] doses maximum to [***] doses minimum and [***] doses maximum.

C. Valneva will hereby provide [***] on all Option Year 1 delivered quantities in lieu of the contractually agreed upon [***].

D. Valneva’s letter dated 8/30/21 is hereby incorporated by reference.

E. All other terms and conditions remain the same.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE J	PAGE 1 OF 2
2. AMENDMENT/MODIFICATION NO. P00002		3. EFFECTIVE DATE See Blk. 16C	4. REQUISITION/PURCHASE REQ. NO See Block 14	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE		7. ADMINISTERED BY (if other than Item 6)	CODE	SPE2DP
DLA TROOP SUPPORT MEDICAL SUPPLY CHAIN PHARM FSA 700 ROBBINS AVENUE PHILADELPHIA PA 19111 USA Initiator [***] PCPQBC3 Tel 215-737-3978 FAX 215-737-3276 Email [***]			DLA TROOP SUPPORT MEDICAL SUPPLY CHAIN PHARM FSA 700 ROBBINS AVENUE PHILADELPHIA PA 19111 USA
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) VALNEVA USA, INC 910 CLOPPER RD STE 160S GAITHERSBURG MD 20878-1361 USA			(X)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. SPE2DP-20-D-0001
CODE 43FM1	FACILITY CODE		10B. DATED (SEE ITEM 13) 2019 JAN 15
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Mutual Agreement of the Parties via phone call 7/1/21
E. IMPORTANT: Contractor ☐ is NOT, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) See Continuation Sheet
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print) [***] [***]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [***]
15B. CONTRACTOR/OFFEROR /s/ [***]	15C. DATE SIGNED Aug 30, 2021	16B. UNITED STATES OF AMERICA /s/ [***]	16C. DATE SIGNED 9/2/2021
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous Edition Unusable	Prescribed by GSA FAR (48 CFR)

/s/ [***]

[***] 31 AUG 2021

[***]

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED: SPE2DP-19-D-0001 / P00002	PAGE 2 OF 2 PAGES

A. Valneva will provide [***] replacement doses of Japanese Encephalitis Vaccine (JEV), at no additional cost to the government, for any JEV product from the subject contract that expired [***] at the Defense Logistics Agency (DLA) depot locations. These replacement doses shall not be delivered prior to September 2023. All doses must be received by [***]. The JEV doses shall be delivered with [***]. Shipment and delivery will be coordinated between Valneva and DLA prior to any doses being delivered to DLA Distribution Susquehanna Pennsylvania (DDSP).

B. All other terms and conditions remain the same.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

VALNEVA USA, INC.

910 Clopper Road, Suite 160S

Gaithersburg. MD 20878, USA

[***] [***] Contracting Officer Defense Logistics Agency – Troop Support Business Opportunities Office Bldg. 36, 2nd Floor, Room 2035 700 Robbins Avenue Philadelphia, PA 19111-5092	BY EMAIL

Re:	Option Year 1 Under DLA Contract No. SPE2DP-20-D-0005 For Japanese Encephalitis Virus, Purified, Inactivated Vaccine

Dear [***],

As discussed, Valneva USA, Inc. (“Valneva”) has set forth below the revisions to DLA Contract No. SPE2DP-20-D-0005 (the “Contract”) that will be implemented with the exercise of the first Option Year for the period of August 24, 2021 through August 23, 2022 under the Contract as agreed to between DLA and Valneva. Specifically:

1.	Valneva will provide [***] replacement doses at no cost to DLA should any of the doses purchased during the base year of the Contract expire. DLA will be required to return the expired doses, [***], to Valneva within [***] of the expiry date. Valneva will ship replacement doses, [***], to DLA upon receipt of notice from DLA, provided that DLA notifies Valneva at least [***] prior to the expected delivery date for the replacement doses.

2.	Valneva will provide [***] expiry dating on all Option Year 1 delivered quantities to DDSP [***].

3.	The minimum quantity for Option Year 1 will be revised from [***] to [***] doses. The maximum quantity for Option Year 1 will be revised from [***] to [***]. Doses are packaged in quantities of [***] so quantities must be divisible by [***].

4.	The following delivery schedule will apply:

Month/Year	Doses
08/21	[***]
09/21	[***]
10/21	[***]
11/21	[***]
12/21	[***]
01/22	[***]
02/22	[***]
03/22	[***]
04/22	[***]
05/22	[***]
06/22	[***]
07/22	[***]
08/22	[***]

T +1 301-556-4500 F +1 301-556-4501 www.valneva.com

Contracting Officer [***]

July 17, 2020

As noted above, no doses to be shipped from January to June 2022. For orders above the minimum guaranteed quantities, Valneva will agree to deliveries at DLA’s discretion provided that DLA (a) provides Valneva with [***] lead time for each order and (b) each order is equal to or in excess of the minimum order quantity set forth in FAR Clause 52.216-19, Order Limitations. The dates above are proximate. Valneva will work with DLA to accommodate minor revisions as reasonably necessary.

5.	DLA will provide monthly utilization reports to Valneva of doses distributed at the lowest level permissible but in no event no lower than the national level.

6.	All other terms and conditions remain the same.

Per past practices, Valneva would appreciate if DLA would incorporate this letter by reference into the Option Year 1 modification for clarity.

Thank you for your assistance in this matter.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

 2/3

Contracting Officer [***]

July 17, 2020

Best regards,

[***] [***] VALNEVA USA, INC. (A VALNEVA SE AFFILIATE) 910 Clopper Rd. Suite 160S Gaithersburg, MD 20878 U.S.A. E [***] T [***] M [***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CUSTOMARILY AND ACTUALLY TREATED BY THE REGISTRANT AS PRIVATE OR CONFIDENTIAL.

3/3